CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated May 5, 2025, relating to the financial statements and supplemental schedule of Mount Logan Capital Inc.

/s/ Deloitte & Touche LLP
New York, New York                                     December 4, 2025